UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10093

T. Rowe Price U.S. Bond Index Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1: Report to Shareholders

U.S. Bond Index Fund	April 30, 2009

The views and opinions in this report were current as of April 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Bond markets performed well over the last six months. The turmoil that gripped the credit markets last fall began to ease, even as the economy continued into its deepest recession in decades. Every major segment recorded a gain, but the credit markets did not advance in lockstep. Government bonds surged late in 2008 as nervous investors sought a safe haven, but they pulled back in the spring of 2009 as signs emerged that the recession might be easing. Higher-risk bonds fell steeply amid the dramatic events of the fall but recorded strong gains in the last few months. With its holdings diversified across a wide range of fixed-income securities, the U.S. Bond Index Fund recorded a solid gain over the last six months.

ECONOMY AND INTEREST RATES

The U.S. economy experienced one of its sharpest downturns on record over the past six months. In the worst consecutive quarters of economic performance since the late 1950s, gross domestic product contracted at an annualized rate of 6.3% in the fourth quarter of 2008 and 5.7% in the first quarter of 2009, according to the latest estimates. As businesses closed or scaled back, the unemployment rate shot upward, from 6.6% in October to 8.9% in April, and most experts anticipated that it would continue to rise substantially. The depth of the contraction and the challenges posed to recovery caused many to argue that the economy was in the midst of the worst recession since World War II. Moreover, the recession was global in nature, with many countries faring worse than the United States.

The historic scope of the downturn brought forth an equally massive and innovative (or haphazard, to its critics) policy response. The Federal Reserve greatly expanded its traditional role, fashioning itself occasionally as the banker of last resort in order to get credit flowing again. Three new Fed programs were especially notable. First, the Fed began in earnest a program of “quantitative easing.” The central bank started purchasing long-term Treasury bonds in order to increase the money supply, keep long-term rates at low levels, and encourage investors to buy other types of securities. Second, in an effort to bring down mortgage rates, the Fed began buying debt and securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae. Finally, the Fed’s Term Asset-Backed Securities Loan Facility (TALF) saw the central bank attempt to restart the asset-backed securities market by providing low-interest loans to purchasers of bundles of car, credit card, student, and other types of loans. The Fed also pushed the throttle of its traditional monetary driver, the federal funds rate, to full when it lowered the rate to a range of 0.00% to 0.25% in December.

The government also expanded significantly on the fiscal and regulatory response to the crisis. The Treasury Department reconfigured the Troubled Asset Relief Program (TARP) put in place last fall, and the government provided massive amounts of new funds to three of the largest financial institutions to ensure that they remained solvent. The Obama administration also established a special regulator to oversee a rescue program for U.S. automakers and eventually guided Chrysler into bankruptcy. Finally, Congress enacted the largest stimulus program in absolute terms in history. Composed of tax cuts, infrastructure investment, and expanded benefits for the unemployed, the $787 billion program was signed into law in late February and began to take effect in late March and early April.

Due in part to the fiscal and monetary barrage, scattered signs of improved—or at least stabilized—economic conditions began to emerge late in our reporting period. These “green shoots” of recovery included a moderating pace of home price declines, a rise in consumer spending in the first quarter, and a sharp rebound in consumer confidence (although it remained low). The pace of job losses also appeared to abate, although the unemployment rate continued to move higher as laid-off workers had trouble finding new jobs. Most economists expect the unemployment rate to move higher through next year as improvement in the job market typically lags other indicators.

While some worried that massive deficit spending and the Fed’s easy money policy might result in long-term inflation, price pressures appeared to remain in check in the short term. Indeed, the consumer price index began to decline on a year-over-year basis, thanks in large part to a steep fall in energy prices. Some argued that the economy in fact faces a greater threat from deflation, or a pattern of broad-based price declines that encourages consumers to put off spending and further delays recovery. Absent food and energy costs, however, the “core” inflation rate remained modestly positive.

MARKET NEWS

Segments of the fixed-income markets that had fallen sharply last year rebounded over the past few months as government programs took hold and investors’ fears receded. Investment-grade corporate bonds, many of which are issued by financial firms, recorded the biggest gains. Mortgage-backed securities (MBS) were also especially strong as the $1.5 trillion that the Fed and Treasury have committed to the purchase of agency MBS substantially narrowed the difference in yield between Treasuries and MBS. Asset-backed securities (ABS) benefited from the TALF program, which has been steadily broadened to incorporate a wider range of issues.

As the period ended, yields on most securities were falling (resulting in price gains as prices and yields move in opposite directions), but Treasury yields were beginning to edge upward. Treasury yields reached multi-decade lows at the end of 2008 in response to a massive “flight to safety” by investors shunning stocks and other assets. As the period ended, however, yields began to rise in response to optimism that economic growth might resume later in 2009, a move by investors back into other assets, and fears over the impact of the ballooning federal deficit. The Fed’s purchases of long-term Treasuries as part of its quantitative easing program kept a lid on the rise in yields but did not prevent it entirely. Short-term Treasury yields remained anchored by the near-zero federal funds rate, which the Fed has kept unchanged since its December meeting.

PORTFOLIO REVIEW

Your fund returned 8.22% in the six months ended April 30, 2009. As shown in the Performance Comparison table, the fund outpaced the unmanaged Barclays Capital U.S. Aggregate Index. The fund’s net asset value (NAV) increased by $0.58 over the past six months, while dividends of $0.24 were $0.01 less than those of the previous six-month period. The fund is designed for investors who want to benefit from broad exposure to investment-grade bonds. Its objective is to closely track the performance of the Barclays Capital U.S. Aggregate Index after fees.

As shown in the Security Diversification pie chart, MBS, corporate securities, and U.S. Treasuries accounted for the bulk of the portfolio, similar to the index. U.S. government agency issues, commercial mortgage-backed securities (CMBS), ABS, and other holdings represented only a small part of the fund and the index. The fund’s modest outperformance of the benchmark was due to its more conservative holdings in higher-risk sectors such as CMBS, ABS, and corporate securities.

Since our last report, the portfolio’s weighted average maturity and duration decreased along with the index, meaning that the fund has become somewhat less sensitive to changes in interest rates (see Glossary for definitions). The portfolio’s yield also decreased as a result of dividends remaining nearly constant while the NAV increased.

OUTLOOK

While we are encouraged by the government’s support for the credit markets, investors should not expect these measures to provide an immediate cure for dislocated capital markets. In the near term, we anticipate that security prices will continue to fluctuate and yields on higher-risk issues will remain elevated. However, we are optimistic that diversified fixed-income portfolios may benefit in this environment. Recent months have been marked by a significant wave of forced selling, which has presented attractive, long-term buying opportunities for patient investors.

Respectfully submitted,

Robert M. Larkins
President of the fund and chairman of its Investment Advisory Committee

May 19, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital U.S. Aggregate Index: A widely used benchmark for the domestic investment-grade bond market, including corporate, government, and mortgage-backed securities. The index typically includes more than 5,000 fixed-income securities with an overall intermediate- to long-term average maturity.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account maintenance fee that is not included in the accompanying table. The account maintenance fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRA accounts but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 22.3%		
FINANCIAL INSTITUTIONS 8.8%		
Banking 6.5%		
American Express Bank, 3.15%, 12/9/11 (1)	1,100	1,155
American Express Credit, 5.30%, 12/2/15	250	216
American Express Credit, 5.875%, 5/2/13	150	145
American Express Credit, 7.30%, 8/20/13	175	177
Banc One, 7.625%, 10/15/26	4	4
Banc One, 8.00%, 4/29/27	4	4
Bank of America, 3.125%, 6/15/12 (1)	1,100	1,142
Bank of America, 4.875%, 1/15/13	100	92
Bank of America, 5.65%, 5/1/18	1,025	835
Bank of America, 6.00%, 10/15/36	300	211
Bank of America, 7.40%, 1/15/11	110	110
Bank of New York, 4.95%, 11/1/12	325	338
BB&T, 4.75%, 10/1/12	95	92
BB&T, 5.25%, 11/1/19	200	174
Bear Stearns, 4.50%, 10/28/10	200	203
Capital One Bank, 6.50%, 6/13/13	300	278
Charter One Bank, 6.375%, 5/15/12	200	182
Chase Manhattan, 7.875%, 6/15/10	65	68
Citigroup, 2.875%, 12/9/11 (1)	1,100	1,132
Citigroup, 5.50%, 4/11/13	200	177
Citigroup, 5.85%, 7/2/13	300	273
Citigroup, 6.00%, 2/21/12	13	12
Citigroup, 6.125%, 5/15/18	250	207
Citigroup, 6.50%, 8/19/13	300	277
Commonwealth Bank of Australia, 5.00%, 11/6/12 (2)	250	236
Countrywide Financial, 6.25%, 5/15/16	86	64
Credit Suisse First Boston (USA), 5.125%, 1/15/14	500	496

Credit Suisse First Boston (USA), 6.50%, 1/15/12	300	314
Credit Suisse First Boston (USA), 7.125%, 7/15/32	200	206
Credit Suisse Group AG, 5.50%, 5/1/14	160	161
First Union National Bank, 7.875%, 2/15/10	4	4
Goldman Sachs, 5.625%, 1/15/17	400	350
Goldman Sachs, 6.00%, 5/1/14	155	155
Goldman Sachs, 6.15%, 4/1/18	450	425
Goldman Sachs, 6.60%, 1/15/12	657	683
Goldman Sachs, 6.75%, 10/1/37	455	342
Goldman Sachs, 6.875%, 1/15/11	7	7
Goldman Sachs Capital I, 6.345%, 2/15/34	50	35
HSBC Bank USA, 4.625%, 4/1/14	550	538
HSBC Bank USA, 5.875%, 11/1/34	550	495
HSBC Holdings, 5.25%, 12/12/12	100	103
HSBC Holdings, 7.50%, 7/15/09	100	101
HSBC USA, 3.125%, 12/16/11 (1)	1,200	1,247
JPMorgan Chase, 4.75%, 5/1/13	175	176
JPMorgan Chase, 4.875%, 3/15/14	210	198
JPMorgan Chase, 5.75%, 1/2/13	130	131
JPMorgan Chase, 6.00%, 1/15/18	900	881
JPMorgan Chase, 6.30%, 4/23/19	295	292
JPMorgan Chase Capital XV, 5.875%, 3/15/35	325	211
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	250	180
Marshall & Ilsley Bank, 5.25%, 9/4/12	20	15
Merrill Lynch, 5.00%, 1/15/15	200	163
Merrill Lynch, 6.22%, 9/15/26	100	59
Merrill Lynch, 6.40%, 8/28/17	400	323
Merrill Lynch, 6.875%, 4/25/18	200	168
Merrill Lynch, 6.875%, 11/15/18	65	54

Brokerage 0.1%		
Ameriprise Financial, 5.35%, 11/15/10	85	84
Jefferies Group, 5.875%, 6/8/14	80	47
Jefferies Group, 6.25%, 1/15/36	200	103
		234
Finance Companies 1.1%		
GE Capital, 3.00%, 12/9/11 (1)	1,100	1,137
GE Capital, 4.125%, 9/1/09	600	603
GE Capital, 4.80%, 5/1/13	525	516
GE Capital, 5.625%, 5/1/18	850	755
GE Capital, 6.00%, 6/15/12	500	510
GE Capital, 6.75%, 3/15/32	320	251
GE Capital, 7.375%, 1/19/10	9	9
International Lease Finance, 4.875%, 9/1/10	250	219
SLM Corporation, 8.45%, 6/15/18	300	183
		4,183
Financial Other 0.1%		
CME Group, 5.40%, 8/1/13	300	315
		315
Insurance 0.7%		
ACE INA Holdings, 5.70%, 2/15/17	150	141
Allstate, 6.125%, 12/15/32	150	110
Allstate, 6.75%, 5/15/18	3	3
Allstate, 7.20%, 12/1/09	10	10
Allstate, 7.50%, 6/15/13	2	2
Berkshire Hathaway Finance, 5.40%, 5/15/18	300	303
Liberty Mutual, 4.875%, 2/1/10 (2)	150	147

MetLife, 5.375%, 12/15/12	400	391
Principal Life Global Funding I, 5.25%, 1/15/13 (2)	100	94
Principal Life Income Funding, 5.30%, 12/14/12	250	229
Prudential Financial, 5.40%, 6/13/35	375	191
TIAA Global Markets, 5.125%, 10/10/12 (2)	250	255
Travelers, 6.25%, 6/15/37	225	205
WellPoint, 5.00%, 1/15/11	330	335
Willis North America, 6.20%, 3/28/17	200	145
		2,561
Real Estate Investment Trusts 0.3%		
AMB Property, 6.30%, 6/1/13	100	75
Arden Realty, 5.25%, 3/1/15	115	105
AvalonBay Communities, 5.75%, 9/15/16	110	91
Duke Realty, 6.25%, 5/15/13	250	201
ERP Operating, 5.25%, 9/15/14	125	106
ERP Operating, 5.375%, 8/1/16	105	86
Reckson Operating, 6.00%, 3/31/16	175	103
Regency Centers, 5.875%, 6/15/17	225	156
Simon Property Group, 5.75%, 12/1/15	150	131
Simon Property Group, 10.35%, 4/1/19	100	105
		1,159
Total Financial Institutions		32,008
INDUSTRIAL 11.4%		
Basic Industry 1.0%		
Air Products & Chemicals, 4.15%, 2/1/13	175	170
Arcelormittal, 5.375%, 6/1/13	325	293
Barrick Gold, 5.80%, 11/15/34	200	152
Barrick Gold, 6.95%, 4/1/19	250	264

BHP Finance, 5.00%, 12/15/10	175	181
BHP Finance, 6.50%, 4/1/19	215	235
Du Pont El de Nemours, 5.00%, 1/15/13	150	156
Du Pont El de Nemours, 5.25%, 12/15/16	200	204
Du Pont El de Nemours, 5.875%, 5/11/09	65	65
Inco Limited, 7.75%, 5/15/12	100	101
Lubrizol, 5.50%, 10/1/14	200	185
Potash Corporation of Saskatchewan, 5.25%, 5/15/14	65	67
Praxair, 5.25%, 11/15/14	350	376
Praxair, 6.375%, 4/1/12	104	114
Rio Tinto Finance, 6.50%, 7/15/18	325	293
Rio Tinto Finance, 8.95%, 5/1/14	315	325
Vale Overseas, 6.875%, 11/21/36	560	462
		3,643
Capital Goods 1.1%		
Boeing, 6.125%, 2/15/33	50	48
Boeing Capital, 6.10%, 3/1/11	350	372
Caterpillar Financial Services, 4.25%, 2/8/13	300	291
Caterpillar Financial Services, 4.75%, 2/17/15	175	157
CRH America, 6.40%, 10/15/33	75	45
Danaher, 5.40%, 3/1/19	330	336
Emerson Electric, 4.50%, 5/1/13	255	262
Honeywell, 6.625%, 6/15/28	5	5
Honeywell International, 5.30%, 3/1/18	100	103
Honeywell International, 6.125%, 11/1/11	175	192
John Deere Capital, 4.95%, 12/17/12	250	255
John Deere Capital, 5.35%, 1/17/12	300	310
Lockheed Martin, 6.15%, 9/1/36	100	100
Lockheed Martin, 7.65%, 5/1/16	250	286

Lockheed Martin, 7.75%, 5/1/26	50	57
Northrop Grumman, 7.125%, 2/15/11	200	213
Raytheon, 7.20%, 8/15/27	200	209
United Technologies, 7.50%, 9/15/29	255	287
Waste Management, 6.10%, 3/15/18	400	380
		3,908
Communications 2.6%		
Alltel, 6.50%, 11/1/13	5	5
Alltel, 7.00%, 3/15/16	11	12
America Movil, 5.50%, 3/1/14	350	341
America Movil, 5.625%, 11/15/17	100	95
AT&T, 4.95%, 1/15/13	400	418
AT&T, 5.10%, 9/15/14	825	851
AT&T, 5.80%, 2/15/19	250	256
AT&T Broadband, 8.375%, 3/15/13	466	508
AT&T Wireless, 7.875%, 3/1/11	300	326
AT&T Wireless, 8.75%, 3/1/31	100	113
BellSouth, 6.875%, 10/15/31	21	20
BellSouth Telecommunications, 6.375%, 6/1/28	5	4
British Sky Broadcasting, 6.10%, 2/15/18 (2)	300	273
Comcast, 6.95%, 8/15/37	540	531
Cox Communications, 6.25%, 6/1/18 (2)	200	184
Cox Communications, 6.75%, 3/15/11	100	102
Cox Communications, 7.125%, 10/1/12	150	152
France Telecom, STEP, 7.75%, 3/1/11	400	432
GTE Corporation, 6.94%, 4/15/28	15	13
News America, 6.15%, 3/1/37	125	98
News America, 7.25%, 5/18/18	150	143
Nokia, 5.375%, 5/15/19	180	178

Rogers Wireless, 6.375%, 3/1/14	300	311
Sprint Capital, 7.625%, 1/30/11	75	73
Telecom Italia Capital, 5.25%, 11/15/13	250	239
Telefonica Emisiones, 5.855%, 2/4/13	250	259
Telefonos de Mexico, 4.75%, 1/27/10	245	249
Thomson Reuters, 6.50%, 7/15/18	250	238
Time Warner Cable, 7.50%, 4/1/14	155	167
Time Warner Entertainment, 8.375%, 3/15/23	450	458
Verizon Communications, 5.50%, 2/15/18	300	299
Verizon Communications, 5.55%, 2/15/16	100	101
Verizon Communications, 6.35%, 4/1/19	600	624
Verizon Communications, 6.90%, 4/15/38	200	199
Verizon Global Funding, 7.25%, 12/1/10	100	107
Verizon New England, 6.50%, 9/15/11	20	21
Verizon Wireless, 5.55%, 2/1/14 (2)	330	343
Verizon Wireless, 8.50%, 11/15/18 (2)	400	474
Vodafone, 5.625%, 2/27/17	150	152
Vodafone Airtouch, 7.875%, 2/15/30	10	11
		9,380
Consumer Cyclical 1.2%		
American Honda Finance, 4.625%, 4/2/13 (2)	400	366
Costco Wholesale, 5.50%, 3/15/17	200	207
CVS Caremark, 6.60%, 3/15/19	300	320
DaimlerChrysler, 7.20%, 9/1/09	6	6
DaimlerChrysler, 8.50%, 1/18/31	100	95
Disney, 6.375%, 3/1/12	350	381
Home Depot, 5.40%, 3/1/16	200	194
Lennar, 5.60%, 5/31/15	100	77
Lowe's Companies, 5.00%, 10/15/15	250	251

Macy's, 5.35%, 3/15/12	200	181
McDonald's, 5.30%, 3/15/17	125	131
Pulte Homes, 5.20%, 2/15/15	200	168
Staples, 7.75%, 4/1/11	85	90
Staples, 9.75%, 1/15/14	150	167
Target, 5.875%, 3/1/12	100	107
Target, 5.875%, 7/15/16	250	260
Time Warner, 6.875%, 6/15/18	550	539
Toyota Motor Credit, 4.25%, 3/15/10	350	357
Toyota Motor Credit, 4.35%, 12/15/10	5	5
Turner Broadcasting, 8.375%, 7/1/13	8	8
Viacom, 6.25%, 4/30/16	115	108
Wal-Mart Stores, 5.25%, 9/1/35	450	423
Wal-Mart Stores, 7.25%, 6/1/13	9	10
		4,451
Consumer Non-Cyclical 2.4%		
Abbott Laboratories, 5.125%, 4/1/19	290	298
Altria, 8.50%, 11/10/13	350	392
Amgen, 4.00%, 11/18/09	125	127
Baxter International, 5.375%, 6/1/18	300	308
Bestfoods, 6.625%, 4/15/28	5	5
Bottling Group, 4.625%, 11/15/12	100	105
Bristol-Myers Squibb, 6.80%, 11/15/26	6	6
Bunge Finance, 5.90%, 4/1/17	200	172
Bunge Limited Finance, 5.10%, 7/15/15	115	96
Campbell Soup, 4.50%, 2/15/19	250	245
Cardinal Health, 5.50%, 6/15/13	140	137
Coca-Cola, 4.875%, 3/15/19	155	159
Coca-Cola, 5.35%, 11/15/17	285	301

Coca-Cola Enterprises, 6.75%, 1/15/38	8	8
Coca-Cola Enterprises, 7.125%, 8/1/17	15	16
Coca-Cola Enterprises, 8.50%, 2/1/12	15	17
Diageo Capital, 5.20%, 1/30/13	225	230
Diageo Capital, 7.375%, 1/15/14	225	253
Eli Lilly, 4.20%, 3/6/14	280	291
Fortune Brands, 5.125%, 1/15/11	120	120
Genentech, 4.40%, 7/15/10	60	62
General Mills, 5.70%, 2/15/17	200	204
General Mills, 11.973%, 10/15/10	175	188
Hospira, 4.95%, 6/15/09	400	401
Johnson & Johnson, 5.85%, 7/15/38	350	371
Kellogg, 4.25%, 3/6/13	250	256
Kellogg, 5.125%, 12/3/12	100	106
Kellogg, 7.45%, 4/1/31	100	114
Kroger, 5.00%, 4/15/13	200	204
Kroger, 7.50%, 1/15/14	150	168
Medtronic, 4.375%, 9/15/10	210	216
PepsiAmericas, 4.875%, 1/15/15	125	122
PepsiCo, 4.65%, 2/15/13	200	213
PepsiCo, 7.90%, 11/1/18	200	245
Pfizer, 5.35%, 3/15/15	350	378
Philip Morris International, 6.875%, 3/17/14	350	388
Procter & Gamble, 6.875%, 9/15/09	350	357
Reynolds American, 7.25%, 6/1/13	325	320
Roche Holdings, 5.00%, 3/1/14 (2)	450	472
SABMiller, 6.20%, 7/1/11 (2)	225	228
SABMiller, 6.50%, 7/15/18 (2)	150	147
Sysco, 5.25%, 2/12/18	125	128

Sysco, 5.375%, 3/17/19	175	181
Wyeth, 5.95%, 4/1/37	200	200
		8,955
Energy 1.9%		
Apache, 6.00%, 1/15/37	200	194
BP Capital Markets, 4.75%, 3/10/19	475	474
Canadian Natural Resources, 6.25%, 3/15/38	450	368
Chevron, 3.95%, 3/3/14	425	437
ConocoPhillips, 5.90%, 10/15/32	700	642
Devon Financing, 6.875%, 9/30/11	110	117
Devon Financing, 7.875%, 9/30/31	80	87
Diamond Offshore Drilling, 5.875%, 5/1/19	125	126
EnCana, 4.60%, 8/15/09	250	251
EnCana, 5.90%, 12/1/17	230	225
EOG Resources, 6.875%, 10/1/18	350	379
Hess, 7.00%, 2/15/14	350	379
Hess, 7.875%, 10/1/29	200	189
Marathon Oil, 6.00%, 10/1/17	250	246
Marathon Oil, 6.60%, 10/1/37	90	76
Nabors Industries, 9.25%, 1/15/19 (2)	300	300
Occidental Petroleum, 6.75%, 1/15/12	300	323
Petro-Canada, 6.80%, 5/15/38	50	39
Smith International, 8.625%, 3/15/14	180	187
Suncor Energy, 6.10%, 6/1/18	225	203
Sunoco, 4.875%, 10/15/14	150	133
Sunoco, 9.625%, 4/15/15	250	274
Transocean, 7.50%, 4/15/31	150	142
Valero Energy, 6.125%, 6/15/17	200	186
Valero Energy, 9.375%, 3/15/19	425	475

Weatherford International, 9.625%, 3/1/19	300	323
XTO Energy, 4.625%, 6/15/13	200	200
XTO Energy, 4.90%, 2/1/14	100	101
		7,076
Industrial Other 0.1%		
President & Fellows of Harvard University, 3.70%, 4/1/13	300	299
		299
Technology 0.6%		
Cisco Systems, 5.50%, 2/22/16	175	185
Hewlitt-Packard, 5.40%, 3/1/17	450	467
IBM, 4.25%, 9/15/09	100	101
IBM, 6.50%, 1/15/28	11	11
IBM, 7.00%, 10/30/25	275	304
IBM, 7.00%, 10/30/45	10	11
IBM, 8.375%, 11/1/19	100	125
Motorola, 8.00%, 11/1/11	75	77
Oracle, 5.00%, 1/15/11	250	263
Oracle, 6.50%, 4/15/38	300	310
Xerox, 5.50%, 5/15/12	50	48
Xerox, 5.65%, 5/15/13	375	337
Xerox, 6.35%, 5/15/18	140	113
		2,352
Transportation 0.5%		
Burlington Northern Santa Fe, 5.65%, 5/1/17	90	89
Burlington Northern Santa Fe, 6.15%, 5/1/37	100	93
Canadian National Railway, 6.25%, 8/1/34	95	94
FedEx, 9.65%, 6/15/12	200	215
Norfolk Southern, 5.59%, 5/17/25	48	39

Norfolk Southern, 7.25%, 2/15/31	52	52
Norfolk Southern, 7.70%, 5/15/17	200	218
Southwest Airlines, 6.50%, 3/1/12	75	72
Union Pacific, 6.65%, 1/15/11	350	369
United Parcel Service, 5.125%, 4/1/19	400	415
		1,656
Total Industrial		41,720

UTILITY 2.1%

Electric 1.4%

Alabama Power, 5.50%, 10/15/17	100	102
American Electric Power, 5.375%, 3/15/10	150	154
Appalachian Power, 7.95%, 1/15/20	350	378
Black Hills, 6.50%, 5/15/13	50	45
Carolina Power & Light, 6.30%, 4/1/38	100	102
CenterPoint Energy Houston Electric, 6.95%, 3/15/33	100	86
Consolidated Edison, 7.50%, 9/1/10	105	112
Consolidated Natural Gas, 6.25%, 11/1/11	15	16
Duke Energy, 6.30%, 2/1/14	125	131
Florida Power, 6.35%, 9/15/37	170	175
FPL Group Capital, 5.35%, 6/15/13	300	308
Georgia Power, 5.25%, 12/15/15	200	204
Jersey Central Power & Light, 5.65%, 6/1/17	200	184
MidAmerican Energy, 6.125%, 4/1/36	170	153
National Rural Utilities, 4.375%, 10/1/10	300	307
Northeast Utilities, 5.65%, 6/1/13	200	191
Northern States Power, 5.25%, 7/15/35	145	129
NStar Electric, 4.875%, 4/15/14	100	104
Pacific Gas & Electric, 5.625%, 11/30/17	150	155

Pacific Gas & Electric, 6.25%, 3/1/39	165	170
PacifiCorp, 6.25%, 10/15/37	90	91
PECO Energy, 5.35%, 3/1/18	75	74
PECO Energy, 5.95%, 10/1/36	150	131
PPL Energy Supply, 6.40%, 11/1/11	50	52
Progress Energy, 7.10%, 3/1/11	100	106
Public Service Company of Colorado, 7.875%, 10/1/12	150	166
Public Service Electric & Gas, 5.70%, 12/1/36	180	166
Southern California Edison, 4.15%, 9/15/14	280	282
Southern California Edison, 4.65%, 4/1/15	200	200
Tampa Electric, 6.15%, 5/15/37	200	158
Union Electric, 6.70%, 2/1/19	225	223
Virginia Electric & Power, 6.00%, 5/15/37	250	233
West Penn Power Company, 5.95%, 12/15/17 (2)	200	180
		5,268
Natural Gas 0.6%		
Atmos Energy, 8.50%, 3/15/19	105	109
Boardwalk Pipelines, 5.50%, 2/1/17	300	252
Buckeye Partners, 6.05%, 1/15/18	140	118
Consolidated Natural Gas, 5.00%, 3/1/14	200	195
Enbridge, 4.90%, 3/1/15	150	126
Enbridge, 5.80%, 6/15/14	85	81
Enterprise Products Operations, 4.95%, 6/1/10	300	301
Kinder Morgan Finance, 5.70%, 1/5/16	175	151
San Diego Gas & Electric, 6.125%, 9/15/37	170	165
Southern California Gas, 5.75%, 11/15/35	140	130
TEPPCO Partners, 7.55%, 4/15/38	350	268
Texas Gas Transmission, 5.50%, 4/1/13 (2)	250	230
		2,126

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 4.9%

Commercial Mortgage Backed Securities 4.9%

American Tower Trust Series 2007-1A, Class AFX, CMO 5.42%, 4/15/37 (2)	500	441
Banc of America Commercial Mortgage Series 2003-1, Class A2, CMO 4.648%, 9/11/36	500	456
Banc of America Commercial Mortgage Series 2005-3, Class A2, CMO 4.501%, 7/10/43	1,200	1,203
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2, CMO 4.83%, 8/15/38	350	325
Bear Stearns Commercial Mortgage Securities Series 2004-PWR6, Class A4, CMO 4.521%, 11/11/41	1,100	988
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4, CMO 4.674%, 6/11/41	225	191
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB, CMO 4.804%, 9/15/42	625	546
Bear Stearns Commercial Mortgage Securities Series 2005-T18, Class A1, CMO, VR 4.274%, 2/13/42	79	79
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR 5.902%, 9/11/38	903	762
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4, CMO 5.54%, 9/11/41	450	373
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A1, CMO 5.282%, 6/11/50	1,001	997

Citigroup/Deutsche Bank Commercial Mortgage Securities Series 2005 CD1, Class A4, CMO, VR 5.399%, 7/15/44	575	493
Citigroup/Deutsche Bank Commercial Mortgage Securities Series 2006-CD3, Class A5, CMO 5.617%, 10/15/48	1,000	821
Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, CMO, VR 6.22%, 3/10/17	725	563
Commercial Mortgage Pass-Thru Certificates Series 2007 C9, Class A4, CMO, VR 6.01%, 12/10/49	500	391
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3, CMO 5.467%, 9/15/39	400	273
GE Capital Commercial Mortgage Series 2001-1, Class A1, CMO 6.079%, 5/15/33	10	9
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO 6.531%, 5/15/33	400	391
GE Capital Commercial Mortgage Series 2005-C4, Class A1, CMO 5.082%, 11/10/45	162	163
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4, CMO 5.444%, 3/10/39	1,200	940
GS Mortgage Securites Corporation II Series 2006-GG6, Class A4, CMO, VR 5.553%, 4/10/38	2,000	1,697
JPMorgan Chase Commercial Mortgage Finance Series 2000-C10, Class A2, CMO, VR 7.371%, 8/15/32	107	105
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO 6.26%, 3/15/33	259	258
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, CMO, VR 4.824%, 10/15/42	375	329

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 37.9%

U.S. Government Agency Obligations 37.1% (3)

Federal Home Loan Mortgage		
4.50%, 5/1/19 - 4/1/35	1,829	1,875
5.00%, 10/1/18 - 5/1/36	6,640	6,845
5.50%, 3/1/18 - 9/1/38	11,284	11,693
6.00%, 12/1/13 - 8/1/38	7,492	7,834
6.50%, 4/1/16 - 1/1/36	1,698	1,807
7.00%, 11/1/30 - 6/1/32	22	23
7.50%, 4/1/15	3	3
Federal Home Loan Mortgage, ARM		
4.634%, 7/1/35	365	377
4.698%, 2/1/35	515	531
5.336%, 4/1/37	1,378	1,431
5.35%, 2/1/37	575	597
5.985%, 12/1/36	1,223	1,279
5.992%, 11/1/36	622	650
Federal National Mortgage Assn.		
4.00%, 5/1/19 - 12/1/20	931	950
4.50%, 4/1/19 - 3/1/39	6,133	6,282
5.00%, 10/1/18 - 5/1/36	22,352	23,063
5.50%, 1/1/17 - 6/1/38	30,980	32,168
6.00%, 5/1/21 - 9/1/38	21,185	22,202
6.50%, 4/1/15 - 9/1/38	9,372	9,936
7.00%, 10/1/15 - 11/1/36	385	410
7.50%, 10/1/25 - 4/1/31	35	38
8.00%, 3/1/31	50	54

Federal National Mortgage Assn., ARM		
4.597%, 7/1/35	395	405
4.897%, 9/1/38	2,784	2,875
5.033%, 1/1/37	421	434
5.412%, 9/1/37	401	417
5.532%, 7/1/36	599	619
5.809%, 9/1/37	457	477
5.984%, 9/1/36	385	403
		135,678
U.S. Government Obligations 0.8%		
Government National Mortgage Assn.		
4.50%, 3/20/34	334	341
5.00%, 7/15/33 - 9/15/33	1,132	1,174
5.50%, 8/15/35 - 2/20/39	730	759
6.00%, 7/15/16 - 4/15/34	342	360
6.50%, 5/15/16 - 12/20/33	62	66
7.00%, 3/15/13 - 6/15/31	64	67
7.50%, 11/15/12 - 1/15/32	135	144
8.00%, 1/15/26	26	28
		2,939
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $133,469)		138,617
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 28.5%		
U.S. Government Agency Obligations 9.5% (4)		
Federal Farm Credit Bank, 5.75%, 1/18/11	300	323
Federal Home Loan Bank, 3.375%, 2/27/13	2,000	2,093
Federal Home Loan Bank, 3.75%, 8/18/09	1,900	1,920

Federal Home Loan Bank, 4.375%, 3/17/10	1,500	1,548
Federal Home Loan Bank, 4.375%, 9/17/10	1,800	1,883
Federal Home Loan Bank, 5.125%, 8/14/13	115	128
Federal Home Loan Bank, 5.25%, 6/18/14	2,000	2,244
Federal Home Loan Bank, 5.375%, 5/18/16	2,800	3,137
Federal Home Loan Bank, 5.60%, 6/28/11	185	201
Federal Home Loan Mortgage, 4.125%, 7/12/10	1,200	1,245
Federal Home Loan Mortgage, 4.125%, 10/18/10	750	784
Federal Home Loan Mortgage, 4.50%, 7/15/13	500	543
Federal Home Loan Mortgage, 4.50%, 1/15/14	1,250	1,360
Federal Home Loan Mortgage, 5.75%, 1/15/12	3,300	3,659
Federal Home Loan Mortgage, 6.875%, 9/15/10	350	378
Federal National Mortgage Assn., 2.75%, 2/5/14	2,000	2,022
Federal National Mortgage Assn., 4.125%, 4/15/14	400	429
Federal National Mortgage Assn., 4.375%, 9/13/10	1,200	1,256
Federal National Mortgage Assn., 5.50%, 3/15/11	1,300	1,401
Federal National Mortgage Assn., 6.00%, 5/15/11	3,855	4,217
Federal National Mortgage Assn., 6.25%, 5/15/29	342	411
Federal National Mortgage Assn., 6.625%, 9/15/09	100	102
Federal National Mortgage Assn., 6.625%, 11/15/30	500	631
Federal National Mortgage Assn., 7.125%, 6/15/10	1,000	1,069
Federal National Mortgage Assn., 7.25%, 1/15/10	740	775
Private Export Funding, 3.55%, 4/15/13	550	578
Tennessee Valley Authority, 4.75%, 8/1/13	200	219
		34,556
U.S. Treasury Obligations 19.0%		
U.S. Treasury Bonds, 3.50%, 2/15/39	1,200	1,089
U.S. Treasury Bonds, 4.50%, 2/15/36	2,730	2,919
U.S. Treasury Bonds, 5.25%, 2/15/29	314	363

U.S. Treasury Bonds, 5.375%, 2/15/31	242	285
U.S. Treasury Bonds, 5.50%, 8/15/28	146	173
U.S. Treasury Bonds, 6.00%, 2/15/26	3,285	4,091
U.S. Treasury Bonds, 6.125%, 11/15/27	543	687
U.S. Treasury Bonds, 6.25%, 8/15/23	2,605	3,263
U.S. Treasury Bonds, 6.25%, 5/15/30	163	212
U.S. Treasury Bonds, 6.50%, 11/15/26	100	131
U.S. Treasury Bonds, 7.25%, 5/15/16	505	648
U.S. Treasury Bonds, 7.25%, 8/15/22	2,835	3,831
U.S. Treasury Bonds, 7.50%, 11/15/16	675	882
U.S. Treasury Bonds, 8.125%, 8/15/19	590	828
U.S. Treasury Bonds, 8.50%, 2/15/20	12	17
U.S. Treasury Bonds, 8.75%, 5/15/17	275	386
U.S. Treasury Bonds, 9.25%, 2/15/16	20	28
U.S. Treasury Bonds, 9.875%, 11/15/15	180	260
U.S. Treasury Notes, 0.875%, 2/28/11	4,000	4,001
U.S. Treasury Notes, 0.875%, 3/31/11	2,300	2,301
U.S. Treasury Notes, 1.125%, 1/15/12	2,000	1,993
U.S. Treasury Notes, 1.375%, 4/15/12	2,900	2,901
U.S. Treasury Notes, 1.50%, 12/31/13	1,350	1,326
U.S. Treasury Notes, 1.75%, 11/15/11	715	725
U.S. Treasury Notes, 2.00%, 9/30/10	890	907
U.S. Treasury Notes, 2.00%, 11/30/13	3,000	3,015
U.S. Treasury Notes, 2.375%, 8/31/10	480	491
U.S. Treasury Notes, 2.50%, 3/31/13	2,250	2,323
U.S. Treasury Notes, 2.625%, 5/31/10	1,185	1,212
U.S. Treasury Notes, 2.75%, 10/31/13	2,000	2,078
U.S. Treasury Notes, 3.125%, 4/30/13	275	291
U.S. Treasury Notes, 3.375%, 9/15/09	50	51

U.S. Treasury Notes, 3.50%, 8/15/09	755	762
U.S. Treasury Notes, 3.50%, 5/31/13	7,850	8,404
U.S. Treasury Notes, 3.75%, 11/15/18	5,000	5,261
U.S. Treasury Notes, 3.875%, 2/15/13	100	108
U.S. Treasury Notes, 4.00%, 2/15/15	200	219
U.S. Treasury Notes, 4.25%, 8/15/13	920	1,015
U.S. Treasury Notes, 4.25%, 11/15/13	670	740
U.S. Treasury Notes, 4.25%, 11/15/14	410	456
U.S. Treasury Notes, 4.25%, 8/15/15	315	350
U.S. Treasury Notes, 4.25%, 11/15/17	1,000	1,098
U.S. Treasury Notes, 4.50%, 3/31/12	1,375	1,499
U.S. Treasury Notes, 4.625%, 11/15/16	150	170
U.S. Treasury Notes, 4.625%, 2/15/17	250	282
U.S. Treasury Notes, 4.75%, 8/15/17	4,235	4,801
U.S. Treasury Notes, 5.50%, 5/15/09	183	183
U.S. Treasury Notes, 6.00%, 8/15/09	159	162
U.S. Treasury Notes, 6.50%, 2/15/10	366	384
		69,602
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $99,529)		104,158

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.5%

Government Guaranteed 1.0%

Canada Mortgage & Housing, 4.80%, 10/1/10	350	364
Kreditanstalt Fur Wiederaufbau, 3.75%, 6/27/11	1,100	1,135
Kreditanstalt Fur Wiederaufbau, 4.00%, 10/15/13	300	311
Kreditanstalt Fur Wiederaufbau, 4.875%, 1/17/17	300	310
Landwirtschaftliche Rentenbank, 4.875%, 11/16/15	450	464

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Bond Index Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 30, 2000. The fund seeks to match the total return performance of the U.S. investment-grade bond market, as represented by the Barclays Capital Aggregate Bond Index.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on April 30, 2009:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase Commitments During the six months ended April 30, 2009, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the six months ended April 30, 2009, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $30,794,000 and $6,506,000, respectively, for the six months ended April 30, 2009. Purchases and sales of U.S. government securities aggregated $56,831,000 and $29,667,000, respectively, for the six months ended April 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2009.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2008, the fund had $2,157,000 of unused capital loss carryforwards, of which $27,000 expire in fiscal 2011, $572,000 expire in fiscal 2013, $1,441,000 expire in fiscal 2014, $18,000 in fiscal 2015, and $99,000 in fiscal 2016.

At April 30, 2009, the cost of investments for federal income tax purposes was $361,391,000. Net unrealized gain aggregated $5,097,000 at period-end, of which $12,648,000 related to appreciated investments and $7,551,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.30% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At April 30, 2009, approximately 7% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 818,219 shares of the fund, representing 2% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee and expense ratio were generally below the median for comparable funds. (For these purposes, the Board assumed the management fee rate was equal to the single fee less the fund’s operating expenses, after also including any applicable fee waivers or expenses paid by the Manager.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
T. Rowe Price U.S. Bond Index Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer
Date	June 16, 2009